SUPPLEMENT DATED FEBRUARY 2, 2009

TO PROSPECTUS DATED NOVEMBER 3, 2008
FOR FUTURITY CORPORATE VARIABLE UNIVERSAL LIFE INSURANCE AND
SUN LIFE LARGE CASE VARIABLE UNIVERSAL LIFE INSURANCE

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT J

This supplement describes proposed changes to certain investment options offered under your Policy.  Please retain this supplement with your prospectus for future reference.

On January 22, 2009, the Securities and Exchange Commission issued an order approving the substitution of shares of the SCSM Lord Abbett Growth & Income Fund for shares of the Lord Abbett Growth & Income Portfolio, the substitution of shares of the SCSM Goldman Sachs Mid Cap Value Fund for shares of the Lord Abbett Mid-Cap Value Portfolio, the substitution of shares of the SCSM Goldman Sachs Short Duration Fund for shares of the PIMCO VIT Low Duration Portfolio and the substitution of shares of the SCSM PIMCO High Yield Fund for shares of the PIMCO VIT High Yield Portfolio.  The substitution will occur on or about February 20, 2009, without charge and without the transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.

Prior to the substitution, you may make one transfer of your Account Value allocated to Lord Abbett Growth & Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, PIMCO VIT Low Duration Portfolio and PIMCO VIT High Yield Portfolio into any of the available investment options without charge and without the transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.

For a period of thirty days following the substitution, you may transfer your SCSM Lord Abbett Growth & Income Fund, SCSM Goldman Sachs Mid Cap Value Fund, SCSM Goldman Sachs Short Duration Fund and SCSM PIMCO High Yield Fund values into any of the other available investment options without the transfer counting against limits, if any, on the number of transfers permitted under your Policy each year.

All Policy Owners have received a current prospectus for the new Sun Capital Advisers Trust funds.  This prospectus  describes each new fund’s investment policies, risks, fees and expenses, and all other aspects of its operations, and should be read carefully before investing.  There is no assurance that the new funds will achieve their stated objectives.

If you have any questions about the proposed substitutions, please call our Service Center at (800) 752-7215 or write to us at P.O. Box 9133, Wellesley Hills, MA 02481.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.